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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) November 5, 1999


                  Advanta Conduit Receivables, Inc., as Sponsor
                 on behalf of Advanta Mortgage Loan Trust 1999-4
             (Exact name of registrant as specified in its charter)

            Nevada                            333-75295                         88-0360305
-------------------------------         ------------------------       -------------------------------
(State or Other Jurisdiction of         (Commission File Number)             (I.R.S. Employer
       Incorporation)                                                       Identification No.)

                        Advanta Conduit Receivables, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Nevada                        333-75925                     88-0360305
----------------------------         -------------                 -------------
(State or other jurisdiction          (Commission                  (IRS Employer
      of incorporation)               File Number)                   ID Number)

      Attention: General Counsel
      10790 Rancho Bernardo Road
         San Diego, California                                          92127
--------------------------------                                      ----------
    (Address of principal                                             (Zip Code)
     executive offices)

Registrant's Telephone Number,
including area code:                                              (858) 676-3099
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          (Former name or former address, if changed since last report)

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Item 5.  Other Events

         In connection with the offering of the Advanta Mortgage Loan Trust, 1999-4, Advanta Mortgage Loan Asset Backed Notes, Series 1999-4 described in a Prospectus Supplement related to the offered notes, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)      Not applicable

                  (b)      Not applicable.

                  (c)      Exhibits

                           Exhibit No.           Description
                           -----------           -----------
                           99.1.                 Related Computational Materials
                                                 (as defined in Item 5 above).
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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ADVANTA MORTGAGE LOAN TRUST 1999-4
                                           By: Advanta Conduit Receivables, Inc.

                                           By:  /s/    Michael Coco
                                                --------------------------------
                                                Name:  Michael Coco
                                                Title: Vice President


                                           By: Advanta Conduit Receivables, Inc


                                           By:  /s/    Michael Coco
                                                --------------------------------
                                                Name:  Michael Coco
                                                Title: Vice President


Dated:  November 5, 1999
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                                  EXHIBIT INDEX



Exhibit No.       Description

99.1.             Related Computational Materials
                  (as defined in Item 5 above).